UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No.2)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2005

LEINER HEALTH PRODUCTS INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-118532 (Commission File Number)	95-3431709 (IRS Employer Identification Number)

901 East 233rd Street, Carson, California	90745
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 835-8400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 2 (the “Amendment”) amends and supplements the Form 8-K (the “Form 8-K”) filed on September 26, 2005 and the Form 8-K/A Amendment No. 1 filed on December 6, 2005 by Leiner Health Products Inc. (the “Company” or “Leiner”) in connection with the completion of the acquisition by Leiner Health Products LLC (“Leiner LLC”), a wholly-owned subsidiary of the Company, of substantially all of the assets of Pharmaceutical Formulations Inc.’s (“PFI”) over-the-counter pharmaceutical business (the “PFI Business”), excluding assets relating to PFI’s Konsyl Pharmaceuticals Inc. subsidiary and other scheduled assets (the “Non-Acquired Assets”).

The Company stated in its Form 8-K/A Amendment No. 1 that it believed that for certain reasons, including PFI’s recent bankruptcy filing, PFI’s audited financial statements for the year ended January 1, 2005 should not be utilized unless such financial statements have been subjected to additional review procedures. Such additional review procedures have now been completed. By filing this Form 8-K/A Amendment No. 2, the Company is filing the audited consolidated financial statements and the related footnotes of PFI as of and for the period ended January 1, 2005 as required by item 9.01 (a) and updating the Company’s unaudited pro forma financial information to the current available data.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company incorporates by reference (i) the audited consolidated financial statements of PFI for the year ended January 1, 2005, including the auditor’s report and notes included therein, which are included as Exhibit 99.2 hereto, and (ii) the Form 10-Q of PFI for the six months ended July 2, 2005, which was filed with the Securities and Exchange Commission on February 23, 2006.

(b)	Unaudited Pro Forma Financial Information.
The following pro forma financial information of the Company is being filed with this report as Exhibit 99.3:
(1) Unaudited pro forma condensed combined balance sheet as of September 24, 2005;
(2) Unaudited pro forma condensed combined statements of operations for the twelve months ended March 26, 2005 and the six months ended September 24, 2005; and
(3) Notes to unaudited pro forma condensed combined financial statements.

(c)	Exhibits

Exhibit No.	Descriptions
99.1	Press Release dated September 26, 2005 *
99.2	PFI’s audited consolidated financial statements for the year ended January 1, 2005 listed in Item 9.01 (a)
99.3	Pro forma financial statements listed in Item 9.01 (b)

* Previously filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on September 26, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leiner Health Products Inc.

By:	/s/ Robert K. Reynolds
Robert K. Reynolds Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: March 3, 2006

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